UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 30, 2010

COMPREHENSIVE CARE CORPORATION

(Exact Name of Registrant Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-9927 (Commission File Number)	95-2594724 (IRS Employer Identification No.)

3405 W. Dr. Martin Luther King Jr. Blvd, Suite 101
Tampa, Florida	33607
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (813) 288-4808

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into a Material Definitive Agreement.

On April 30, 2010, Comprehensive Care Corporation (the “Company”) and Lloyd I. Miller III, as well as certain of his affiliates (collectively, “Miller”), entered into an Agreement of Exchange and Issuance of Senior Notes and Warrants (the “Exchange Agreement”). Pursuant to the terms of the Exchange Agreement, the Company and Miller completed an exchange (the “Exchange”), whereby Miller exchanged $1,234,000 aggregate principal amount of the Company’s outstanding 7-1/2% Convertible Subordinated Debentures plus accrued interest thereon for (i) senior promissory notes issued by the Company in an aggregate principal amount of $1,280,275 (collectively, the “Senior Notes”), (ii) warrants to purchase an aggregate of 5,121,000 shares of the Company’s common stock (collectively, the “Warrants”), and (iii) $64,013.75 in cash (the “Exchange Cash”).

The Exchange Agreement sets forth the obligations of each of the Company and Miller and contains customary representations and warranties of the Company relating to the Exchange. The Senior Notes bear interest at a rate of 10% per annum to be paid semiannually on April 15 and October 15 of each year through April 15, 2012, and the principal of the Senior Notes is due on April 15, 2012. The Senior Notes contain (i) provisions defining Events of Default under the Senior Notes, including, without limitation, failure by the Company to make payments of interest or principal when due, and (ii) certain covenants of the Company, including, without limitation, covenants to pay the principal and interest due on the Senior Notes and restrictions on mergers of the Company and transfers of substantially all of its assets. The Warrants may be exercised in whole or in part at an initial exercise price of $0.25 per share at any time during the term beginning September 15, 2010 and ending 6:00 pm (Eastern) on September 15, 2015. The Warrants contain anti-dilution provisions triggered by certain events involving the Company, including, without limitation, the issuance of dividends, stock splits, mergers and consolidations and other dilutive issuances by the Company.

The Senior Notes, the Warrants and the Exchange Cash were issued and paid, as the case may be, by the Company to Miller in reliance on the exemption from the registration requirements of the Securities Act of 1933, as amended, provided in Section 3(a)(9) thereof. No sales of securities of the same class as the Senior Notes or the Warrants were made by the Company by or through an underwriter at or about the same time as the Exchange.

The foregoing description is a summary of certain of the terms of the Senior Notes, the Warrants and the Exchange Agreement. This summary does not purport to be complete and is qualified in its entirety by the complete text of (i) the form of Senior Note, which is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference, (ii) the form of Warrant, which is filed as Exhibit 4.2 to this Current Report on Form 8-K and is incorporated herein by reference, and (iii) the Exchange Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The disclosure set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

4.1	Form of Senior Note.

4.2	Form of Warrant.

10.1	Agreement of Exchange and Issuance of Senior Notes and Warrants.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMPREHENSIVE CARE CORPORATION

Date: May 6, 2010	By:	/s/ Giuseppe Crisafi
Giuseppe Crisafi
Chief Financial Officer

Exhibit Index

Exhibit No.	Description

4.1	Form of Senior Note.

4.2	Form of Warrant.

10.1	Agreement of Exchange and Issuance of Senior Notes and Warrants.